Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE	OF	PAGES
		1		3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REG. NO.	5. PROJ. NO. (if applicable)
P00032	Same as block 16C	N00024-03-MR-21575	0-02442-21575

6. ISSUED BY	CODE N00024	7. ADMINISTERED BY (if other than line 8)	CODE S2401A

NAVAL SEA SYSTEMS COMMAND		DCMAO TWIN CITIES
1333 ISAAC HULL AVE SE STOP 2040		B.H. WHIPPLE FEDERAL BUILDING, SUITE 1150
WASHINGTON NAVY YARD, DC 20376-2040		ONE FEDERAL DRIVE
BUYER: JON HALL, CODE 02442		FORT SNELLING, MN 55111
PHONE: (202) 781-2879

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)	(X)	9A.	AMENDMENT OF SOLICITATION NO.
UNITED DEFENSE L.P.
ARMAMENT SYSTEMS DIVISION		9B.	DATED (SEE ITEM 11)
4800 EAST RIVER ROAD
MINNEAPOLIS, MN 55421-1492		10A.	MODIFICATION OF CONTRACT/ORDER NO:.
	X		N00024-93-E-8521
DUNS:
		10B.	DATED (SEE ITEM 13)
16-Nov-92

CAGE CODE 44114	FACILITY CODE:

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods: (a) By completing items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram of letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA  (if required)
SEE ATTACHED FINANCIAL ACCOUNTING DATA SHEETS(S)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS AND CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT CHANGE NO. IN ITEM 10A.

	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MUTUAL AGREEMENT OF THE PARTIES

	D.	OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ( ) is not, (x) is required to sign this document and return 2 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organization by UCF section headings, including solicitation/contract subject matter where feasible.)

Facility: MROP, Fridley, MN

SEE ATTACHED PAGE

Except as provided herein, all terms and conditions referenced in Items 9A and 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (type or print)

PAT MILLER,
SR. CONTRACTS REPRESENTATIVE	J.B. HALL, CONTRACTING OFFICER

15B. CONTRACT/OFFEROR	15C. DATED SIGNED	16B. UNITED STATES OF AMERICA	16C. DATED SIGNED

(SGD)	6/5/03	By (SGD)	6/6/03

(Signature of person authorized to sign)		(Signature of person authorized to sign)

NSN 7540-01-152-8070	STANDARD FORM 3D (REV. 10-83)
PREVIOUS EDITION UNUSARLS	Prescribed by GEA FAR (48 CFR) 53.24

The purposes of this modification are to 1) extend the contract through 30 June 2004, 2) reflect rescission of the Contracting Officer’s concurrence for non-interference use of the facilities accountable under this contract for Navy and Marine Corp contract efforts previously granted by Section C, PART 1, B. USE OF PROPERTY, paragraph (i) of the contract, and 3) limit Non-Interference use of the facilities accountable under this contract to either a) work on contracts, including previously exercised options awarded or exercised before 23 May 2003 where non-interference use was previously authorized by this contract’s Contracting Officer or this contract OR b) work on other government or non-government conracts, including priced contract options and subcontracts where non-interference use is specifically concurred in by this contract’s Contracting Officer by 18 July 2003 and the contract action is awarded or exercised on or before 30 September 2003.

Accordingly,

1.	Under Section F — DELIVERIES AND PERFORMANCE, revise the period of performance as follows:

The period of performance is from 16 November 1992 through 30 June 2004.

2. On page 2, Section C — DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, PART 1 — CONTRACT DESCRIPTION, A. PROPERTY PROVIDED UNDER THIS CONTRACT, DELETE subparagraph (i) in its entirety and SUBSTITUTE therefore:

“This facility – use contract is entered into to provide Government-owned property to the contractor for performance of work on government contracts and subcontracts awarded on or before 23 May 2003 and for other government contracts, modifications and subcontracts, including priced options awarded or exercised between 24 May 2003 and 30 September 2003, subject to the concurrence of this contract’s Contracting Officer’s as required by Section C, PART 1 — CONTRACT DESCRIPTION, B. USE OF PROPERTY, subparagraph (i) (See item 3. below) of the contract.”

3.	On page 2, Section C-DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, PART 1 — CONTRACT DESCRIPTION, B. USE OF PROPERTY, DELETE subparagraphs (i) through (iv) in their entirety and SUBSTITUTE the following:

"(i) In accordance with FAR 45.401, prior written concurrence of the Contracting Officer cognizant of this facility use contract is required (by 18 July 2003) for the use of the government production and research property accountable under this facility use contract for performance of work on all government [including pending Navy (including U.S. Marines) contract actions] or non-government contracts, including priced options, modifications or subcontracts, awarded or exercised after 23 May 2003.”

(ii) The contractor shall submit by 20 June 2003, a noninterference use request to this contract’s Contracting Officer for each and every pending (not awarded or exercised by 23 May 2003) contract action (including U.S. Navy and Marine Corps contract actions) including priced options, contract modifications and subcontracts for review and concurrence/ denial.

(iii) In accordance with FAR 45.402, any Contracting Officer desiring to use the government production and research property accountable under this contract for work on any government or non-government contracts shall obtain written concurrence (by 18 July 2003) of the Contracting Officer cognizant of this facility use contract prior to authorizing its use on a rent due or rent free basis. All requests shall be forwarded through the cognizant ACO. All requests for use under another government prime contract shall include the following information as a minimum: (1) request for proposal/quote or contract number, (2) a description of the effort, (3) period of performance, including priced options and (4) the government agency awarding the prime contract, with the point of contact and telephone number. Requests for use under a subcontract shall contain the above information along with the prime contractor’s name and the proposal number.

(iv) (RESERVED)”

4.	Except as modified herein, all other terms and conditions of this contract remain unchanged and in full force and effect.